                                                                    EXHIBIT 10.3

                               SECOND REPLACEMENT
                                REVOLVING CREDIT
                                 PROMISSORY NOTE



PRINCIPAL AMOUNT: $25,000,000                              DATE: OCTOBER 1, 1996

DUE DATE:  June 30, 2005


         FOR VALUE RECEIVED, the undersigned FIRST INTERSTATE BANCSYSTEM, INC., a Montana corporation (formerly known as First Interstate Bancsystem of Montana, Inc.), with its principal offices in Billings, Montana, hereinafter referred to as "MAKER," promises to pay to the order of First Security Bank, N.A., a national banking association, with its principal offices in Boise, Idaho, hereinafter referred to as "BANK," at the head office of First Security Bank, N.A., 119 North Ninth Street, Boise, Idaho 83730, or such other place as the Holder hereof may, from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) (provided, however, such principal balance may be less depending upon the amount of principal drawn by Maker from time to time pursuant to that certain Loan Agreement dated October 1, 1996, as amended by that certain First Amendment to Loan Agreement dated August 20, 1999, and as further amended by that certain Second Amendment to Loan Agreement dated effective August 1, 2000, hereinafter collectively referred to as "LOAN AGREEMENT"), with interest on the outstanding principal balance payable to Bank hereunder at the rates and accruing from the dates as set forth in said Loan Agreement, as amended. Maker further agrees to pay the outstanding principal balance together with the interest accrued thereon at the times and in the amounts as required in said Loan Agreement, as amended with all unpaid principal and accrued interest due and payable on June 30, 2005.

         This Second Replacement Revolving Credit Promissory Note, hereinafter referred to as "SECOND REPLACEMENT NOTE," is entitled to the benefits of the Loan Agreement, as amended, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events and also for voluntary prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Loan Agreement, as amended, is incorporated herein by this reference and terms defined therein are used herein with their defined meanings unless otherwise defined herein.

         This Second Replacement Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Idaho. All actions or proceedings arising in connection with this Second Replacement Note shall be tried and litigated only in the state and federal courts located in the County of Ada, State of Idaho.

         If Maker shall be in default in the payment of the principal and interest as called for under the terms of this Second Replacement Note or in default under the terms of the Loan Agreement, as amended, or the Loan Documents as defined therein, and the balance then due and payable by Maker to Bank is collected with the assistance of an attorney and before commencement of a suit thereon, reasonable attorney fees and costs incurred by Bank shall be added to the balance due and payable to Bank hereunder, and in case action is instituted to collect this Second Replacement Note or any installments thereof, Maker does further agree to pay such sum as the court may adjudge reasonable as attorney fees and costs in such action. Furthermore, Maker agrees to pay Bank for all attorney's fees and costs incurred by Bank in enforcing its rights hereunder and collecting the amount owed to it, including but not limited to extracting any property given as security for the payment of this Second Replacement Note from the Bankruptcy estate, during any period in which Maker is subject to the rules, regulations and provisions of the United States Bankruptcy Code.

         Maker hereby waives presentment of payment, notice of nonpayment, protest and notice of protest of nonpayment of this Second Replacement Note or any installment or portion thereof.

         Each reference to Bank shall be deemed to include its agent, successors and assigns, in whose favor the provisions of this Second Replacement Note shall also inure. Each reference to Maker shall be deemed to include its successors, assigns, sureties, and legal representatives, all of whom shall be bound by the terms and provisions of this Second Replacement Note.

         This Second Replacement Note is given by the Maker to the Bank pursuant to that certain Second Amendment to Loan Agreement dated effective as of August 1, 2000, and entered into by Maker and the Bank.


                                       FIRST INTERSTATE BANCSYSTEM, INC.



                                       By:  /s/ Thomas W. Scott
                                           -------------------------------------
                                           Name: Thomas W. Scott
                                                 -------------------------------
                                               Chief Executive Officer
                                               (a duly authorized officer)

ATTEST:


/s/ Terrill R. Moore
------------------------------------
Secretary

                       SECOND AMENDMENT TO LOAN AGREEMENT



         THIS SECOND AMENDMENT TO LOAN AGREEMENT dated effective as of August 1, 2000 ("SECOND AMENDMENT") is made and entered into by and between FIRST SECURITY BANK, N.A., a national banking association, hereinafter referred to as "FIRST SECURITY BANK"; FIRST INTERSTATE BANCSYSTEM, INC., a Montana corporation, hereinafter referred to as "BORROWER" and First Security Bank, N.A., a national banking association, as Agent.

                              W I T N E S S E T H :

         WHEREAS, First Security Bank, Wells Fargo Bank, National Association, a national banking association, hereinafter referred to as "WELLS FARGO BANK, and Colorado National Bank, a national banking association (now known as U.S. Bank National Association), hereinafter referred to as "COLORADO NATIONAL BANK," and Borrower entered into that certain Loan Agreement dated effective as of October 1, 1996; and

         WHEREAS, First Security Bank and Borrower entered into that certain First Amendment to Loan Agreement dated effective as of August 20, 1999, hereinafter referred to as "FIRST AMENDMENT," which, in addition to other matters documented the satisfaction of all indebtedness Borrower owed to Wells Fargo Bank and Colorado National Bank and the termination of such banks respective commitments under and any interest in the Loan Agreement dated effective as of October 1, 1996; and

         WHEREAS, the Loan Agreement dated effective as of October 1, 1996 and the First Amendment shall hereinafter collectively be referred to as "LOAN AGREEMENT"; and

         WHEREAS, the total commitment made by First Security Bank under the Loan Agreement is currently $10,000,000; and

         WHEREAS, Borrower desires that First Security Bank (i) increase its commitment to $25,000,000, and (ii) agree to certain other amendments to the Loan Agreement; and

         WHEREAS, First Security Bank is willing (i) to increase its commitment to $25,000,000, and (ii) to amend and modify the Loan Agreement on the terms and conditions herein.

         NOW, THEREFORE, for and in consideration of the premises and mutual promises hereinafter set forth, the parties agree as follows:

         SECTION 1. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

         (a) All of the representations and warranties set forth in Section 6 of the Loan Agreement shall be true and correct at and as of the time of the effective date of this Second Amendment.

         (b) First Security Bank shall have received in replacement of the $10,000,000 Replacement Revolving Credit Promissory Note dated October 1, 1996, given to it pursuant to the First Amendment by Borrower a duly executed Second Replacement Revolving Credit Promissory Note in the amount of $25,000,000 ("SECOND REPLACEMENT REVOLVING CREDIT NOTE"), substantially in the form of Exhibit "A" attached hereto, dated the date of the original $18,000,000 Promissory Note.

         (c) First Security Bank shall have received a certificate, dated as of the effective date of this Second Amendment and signed by a duly authorized Responsible Officer of Borrower, confirming that, as of such date, (i) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement on its part to be observed and performed, and (ii) no Event of Default specified in Section 10 of the Loan Agreement, nor any event which with notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

         (d) First Security Bank shall have received (i) a certificate of the Secretary of State of Montana, dated within thirty (30) days of the effective date of this Second Amendment, as to the good standing and charter documents of Borrower on file in the office of the Secretary of State of Montana; (ii) a certificate of the Secretary of Borrower dated as of the effective date of this Second Amendment and certifying (A) that neither the bylaws nor articles of incorporation of Borrower have been amended since August 20, 1999 or if the bylaws and/or the articles of incorporation of Borrower have been so amended that attached to said certificate is a true and complete copy of the bylaws and articles of incorporation, as amended, as of the date of such certificate, (B) that attached to said certificate is a true and complete copy of the resolutions adopted by the Board of Directors of Borrower authorizing (1) the execution and delivery of this Second Amendment and (2) the execution and delivery of the Second Replacement Revolving Credit Note, (C) as to the incumbency and signatures of the officers signing this Second Amendment, the Second Replacement Revolving Credit Note and any other documents contemplated or delivered under this Second Amendment; (iii) a certificate from a Responsible Officer as to the incumbency and signature of the Secretary of Borrower; and (iv) such other documents as the First Security Bank may reasonably request.

         (e) First Security Bank shall have received a counterpart original of this Second Amendment duly executed on behalf of Borrower.

         (f) First Security Bank shall have received a non-refundable amendment fee of $20,000 from Borrower.

         (g) All legal matters in connection with this Second Amendment shall be satisfactory to Hawley Troxell Ennis & Hawley LLP, special counsel for First Security Bank.

         SECTION 2. REPRESENTATION AND WARRANTIES. In order to induce First Security Bank to enter into this Second Amendment, Borrower acknowledges and reaffirms as true, correct and complete in all material respects on and as of the effective date of this Second Amendment all representations, warranties and covenants made by Borrower in the Loan Agreement to the same extent as though made on and as of the effective date of this Second Amendment. Borrower further represents and warrants to First Security Bank as follows:

         (a) Borrower has the corporate power to execute, deliver and perform all of its obligations under this Second Amendment and to execute and deliver the Second Replacement Revolving Credit Note.

         (b) The execution, delivery and performance of this Second Amendment and the execution and delivery of the Second Replacement Revolving Credit Note
(i) are within Borrower's corporate powers; (ii) have been duly authorized by all necessary corporate action; (iii) require no action by or in respect of or filing with, any governmental body, agency or official; and (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by laws of Borrower or any of its Subsidiaries.

         (c) This Second Amendment has been duly executed and delivered by Borrower and constitutes, and the Second Replacement Revolving Credit Note when delivered hereunder will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         (d) There is no action, suit or proceeding pending, or to the knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable probability of an adverse determination that would have or cause a Material Adverse Effect or which in any manner draws into question the validity of this Second Amendment, the Second Replacement Revolving Credit Note, the Loan Agreement or any of the other Loan Documents except as listed on Exhibit "B" attached hereto.

         SECTION 3. AMENDMENT OF THE LOAN AGREEMENT. Upon the effectiveness of this Second Amendment, the Loan Agreement shall be and hereby is amended as follows:

         (a) Section 2.22 of the Loan Agreement is deleted in its entirety and the following is inserted in place thereof:

                  2.22 "Commitment" means the sum of Twenty-Five Million Dollars ($25,000,000) committed by First Security Bank.

         (b) Section 2.63 of the Loan Agreement is deleted in its entirety and the following is inserted in place thereof:

                  2.63 "Note" and/or "Notes" means the Second Replacement Revolving Credit Note in the amount of $25,000,000 in the form of EXHIBIT "A" attached hereto given by the Borrower to First Security Bank hereunder.

         (c) Section 2.89 of the Loan Agreement is deleted in its entirety and the following is inserted in place thereof:

                  2.89 "Termination Date" means the earlier to occur of (i) June 30, 2005, or (ii) the occurrence of an Event of Default as defined in
         Section 10.1 hereof, or

         (iii) such later date agreed to by the Lender or, if in any case such day is not a Business Day, the next succeeding Business Day.

         (d) Section 3.16 of the Loan Agreement is deleted in its entirety and the following inserted in place thereof:

                  3.16 UNUSED COMMITMENT FEE. Borrower agrees to pay to Lender an Unused Commitment Fee as set forth in Exhibit "C" attached to this Second Amendment annualized on the basis of a 360-day year and actual days elapsed on the daily unused portions of the Commitment for each day from the date of the Second Amendment until the Termination Date or until this Agreement is sooner terminated. Said Unused Commitment Fee is payable on the tenth Business Day following the end of each calendar year quarter in arrears beginning with the calendar quarter ending on September 30, 2000 or on the Termination Date.

         (e) The first three lines of Section 7.12 of the Loan Agreement are deleted in their entirety and the following is inserted in place thereof:

                  7.12 NEGATIVE PLEDGE. Neither the Borrower nor any of its Subsidiaries will create, assume or suffer to exist any Lien on any asset or Capital Stock now owned or hereafter acquired by it, except:

         SECTION 4. FEES AND COSTS. Borrower agrees to reimburse First Security Bank for all reasonable out-of-pocket fees, costs, and expenses incurred and paid by First Security Bank incident to or in connection with or in anticipation of, and in effecting, the execution of this Second Amendment, including, without limitation, First Security Bank's attorney fees incurred in connection with the preparation of this Second Amendment, and the miscellaneous documents associated therewith. Borrower shall reimburse First Security Bank for all such fees, costs, and expenses within ten (10) days of its receipt of the billing for said items.

         SECTION 5. GOVERNING LAW. The Loan Agreement and this Second Amendment shall be construed in accordance with and governed by the law of the State of Idaho.

         SECTION 6. SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of or be taken into consideration in interpreting this Second Amendment.

         SECTION 7. LOAN AGREEMENT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used therein, the terms "Agreement," "this Agreement," "herein," "hereinafter," "hereto," and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement as amended hereby. Capitalized terms used in this Second Amendment which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as assigned to such terms in the Loan Agreement.

         SECTION 8. COUNTERPARTS; EFFECTIVE DATE. This Second Amendment may be executed in any number of counterparts and delivered by facsimile transmission, all of which together shall constitute one and the same instrument. This Second Amendment shall become effective when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been received by the First Security Bank and the conditions set forth in Section 1 hereof shall have been satisfied.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the day and year first above written.

         LENDER:                       FIRST SECURITY BANK, N.A.



                                       By:   /s/ Vicki V. Riga
                                           -------------------------------------
                                           Name: Vicki V. Riga
                                                 -------------------------------
                                                 Vice President


         BORROWER:                     FIRST INTERSTATE BANCSYSTEM, INC.



                                       By:   /s/ Terrill R. Moore
                                           -------------------------------------
                                           Name: Terrill R. Moore
                                                 -------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------
                                                 (a duly authorized officer)

                                                                     EXHIBIT "A"

                               SECOND REPLACEMENT
                                REVOLVING CREDIT
                                 PROMISSORY NOTE



PRINCIPAL AMOUNT: $25,000,000                              DATE: OCTOBER 1, 1996

DUE DATE:  June 30, 2005


         FOR VALUE RECEIVED, the undersigned FIRST INTERSTATE BANCSYSTEM, INC., a Montana corporation (formerly known as First Interstate Bancsystem of Montana, Inc.), with its principal offices in Billings, Montana, hereinafter referred to as "MAKER," promises to pay to the order of First Security Bank, N.A., a national banking association, with its principal offices in Boise, Idaho, hereinafter referred to as "BANK," at the head office of First Security Bank, N.A., 119 North Ninth Street, Boise, Idaho 83730, or such other place as the Holder hereof may, from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) (provided, however, such principal balance may be less depending upon the amount of principal drawn by Maker from time to time pursuant to that certain Loan Agreement dated October 1, 1996, as amended by that certain First Amendment to Loan Agreement dated August 20, 1999, and as further amended by that certain Second Amendment to Loan Agreement dated effective August 1, 2000, hereinafter collectively referred to as "LOAN AGREEMENT"), with interest on the outstanding principal balance payable to Bank hereunder at the rates and accruing from the dates as set forth in said Loan Agreement, as amended. Maker further agrees to pay the outstanding principal balance together with the interest accrued thereon at the times and in the amounts as required in said Loan Agreement, as amended with all unpaid principal and accrued interest due and payable on June 30, 2005.

         This Second Replacement Revolving Credit Promissory Note, hereinafter referred to as "SECOND REPLACEMENT NOTE," is entitled to the benefits of the Loan Agreement, as amended, which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events and also for voluntary prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The Loan Agreement, as amended, is incorporated herein by this reference and terms defined therein are used herein with their defined meanings unless otherwise defined herein.

         This Second Replacement Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Idaho. All actions or proceedings arising in connection with this Second Replacement Note shall be tried and litigated only in the state and federal courts located in the County of Ada, State of Idaho.

         If Maker shall be in default in the payment of the principal and interest as called for under the terms of this Second Replacement Note or in default under the terms of the Loan Agreement, as amended, or the Loan Documents as defined therein, and the balance then due and payable by Maker to Bank is collected with the assistance of an attorney and before commencement of a suit thereon, reasonable attorney fees and costs incurred by Bank shall be added to the balance due and payable to Bank hereunder, and in case action is instituted to collect this Second Replacement Note or any installments thereof, Maker does further agree to pay such sum as the court may adjudge reasonable as attorney fees and costs in such action. Furthermore, Maker agrees to pay

Bank for all attorney's fees and costs incurred by Bank in enforcing its rights hereunder and collecting the amount owed to it, including but not limited to extracting any property given as security for the payment of this Second Replacement Note from the Bankruptcy estate, during any period in which Maker is subject to the rules, regulations and provisions of the United States Bankruptcy Code.

         Maker hereby waives presentment of payment, notice of nonpayment, protest and notice of protest of nonpayment of this Second Replacement Note or any installment or portion thereof. Each reference to Bank shall be deemed to include its agent, successors and assigns, in whose favor the provisions of this Second Replacement Note shall also inure. Each reference to Maker shall be deemed to include its successors, assigns, sureties, and legal representatives, all of whom shall be bound by the terms and provisions of this Second Replacement Note.

         This Second Replacement Note is given by the Maker to the Bank pursuant to that certain Second Amendment to Loan Agreement dated effective as of August 1, 2000, and entered into by Maker and the Bank.


                                       FIRST INTERSTATE BANCSYSTEM, INC.



                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                                 President
                                                 (a duly authorized officer)

ATTEST:


-----------------------------------
Secretary

                                                                     EXHIBIT "B"



                      PENDING ACTIONS, SUITS OR PROCEEDINGS


                                      None

                                   EXHIBIT "C"


         2.7 "Applicable Margin" means the margin set forth in the chart below.

      ================================================ ======================= ====================== ======================
              CONSOLIDATED TIER ONE CAPITAL                LIBOR ADVANCES       PRIME RATE ADVANCES       UNUSED FEE PER
                         RATIO                                                                             SECTION 3.16
      ------------------------------------------------ ----------------------- ---------------------- ----------------------
      Greater than or equal to 10.0                         + 125 bps                + 0 bps                10 bps
      ------------------------------------------------ ----------------------- ---------------------- ----------------------
      Less than 10.0; but Greater than or equal to 8.0      + 150 bps                + 0 bps                10 bps
      ------------------------------------------------ ----------------------- ---------------------- ----------------------
      Less than 8.0; but Greater than or equal to 6.0       + 175 bps                + 0 bps                25 bps
      ------------------------------------------------ ----------------------- ---------------------- ----------------------
      Less than 6.0                                         + 200 bps               + 25 bps              37.5 bps
      ================================================ ======================= ====================== ======================